UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2006

     ENTRUST FINANCIAL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Colorado	0-23965	84-1374481

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47 School Street, Chatham, New Jersey	07928

(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (973) 635-4047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

     Effective February 4, 2006, Entrust Financial Services, Inc. (the “Company”) dismissed Richey May & Co., LLP (“Richey May”) from serving as the Company’s independent accountants. As of February 4, 2006, the Company engaged Lazar Levine & Felix, LLP (“Lazar”) as its new independent accountants. The Company’s Board of Directors unanimously recommended that the Company change audit firms, directed the process of review of candidate firms to replace Richey May and made the final decision to engage Lazar.

     The reports of Richey May on the financial statements of the Company for the years ended December 31, 2003 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended December 31, 2003 and 2004 and reviews of the Company’s financial statements for the periods through February 4, 2006, there were no disagreements with Richey May on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richey May, would have caused them to make reference thereto in their report on the financial statements for such years.

     The Company has furnished to Richey May the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Richey May’s letter to the Commission, dated February 4, 2006 regarding these statements.

     During the years ended December 31, 2003 and 2004 and the periods through February 4, 2006, the Company has not consulted with Lazar on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Lazar concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

(c)         Exhibits

Exhibit
No.	Description

16.1	Letter, dated February 4, 2006 from Richey May & Co., LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Entrust Financial Services, Inc.

Dated: February 6, 2006	By:	/s/ Kirk Warshaw

Kirk Warshaw,
Chief Financial Officer